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                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 2

                                       TO

THIRD AMENDED AND RESTATED ACCOUNTS RECEIVABLE MANAGEMENT AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 2 (this "Amendment No. 2") is entered into as of June 6, 2002, by and between TransTexas Gas Corporation, a Delaware corporation ("Borrower") and GMAC Commercial Credit LLC ("Lender").

                                   BACKGROUND

         Borrower and Lender are parties to a Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of March 15, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which Lender provides Borrower with certain financial accommodations.

         Borrower has requested that Lender make certain amendments to the Credit Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

         2. Amendment to Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  (a) The following defined terms are added to Section 1(A) in their appropriate alphabetical order to provide as follows:

                           "Amendment No. 2" means Amendment No. 2 to this Credit Agreement dated as of June 6, 2002, between Borrower and Lender.

                           "Amendment No. 2 Effective Date" means the date upon which all of the conditions precedent set forth in
                           Section 4 of Amendment No. 2 have been satisfied.

                  (b) The following defined term in Section 1(A) is amended in its entirety to provide as follows:

                           "Maximum Loan Amount" at any time means $15,000,000.


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                  (c) Sections 13(l)(ii) and (iii) are amended in their entirety to provide as follows:

                                    "(ii) Consolidated Net Income. Not permit
                           the sum of (i) Consolidated Net Income for Borrower and its Subsidiaries on a consolidated basis plus
                           (ii) dividend requirements of Borrower and its consolidated Subsidiaries (whether in cash or otherwise (except dividends payable solely in shares of Qualified Capital Stock)) with respect to Preferred Stock paid, accrued, or scheduled to be paid or accrued during each period set forth below (in each case to the extent attributable to such period and excluding items eliminated in consolidation) at the end of each fiscal quarter with respect to the immediately preceding fiscal period set forth below (ending on the last day of such fiscal quarter) to be less than (or if a net loss, such net loss shall not be greater than) the amount set forth below as corresponds to the applicable fiscal period:


                            Four Quarters Ended                         Net Income
                            -------------------                         ----------
                            4/30/02                                     ($55,000,000)
                            7/31/02                                     ($50,000,000)
                            10/31/02                                    ($45,000,000)
                            1/31/03                                     ($40,000,000)
                            4/30/03                                     ($35,000,000)
                            7/31/03                                     ($30,000,000)
                            10/31/03                                    ($25,000,000)
                            1/31/04 and thereafter until                ($20,000,000)
                            the end of the Term

                                    (iii) Consolidated EBITDA Not permit
                           Consolidated EBITDA for Borrower and its Subsidiaries on a consolidated basis at the end of each fiscal quarter with respect to the immediately preceding fiscal period set forth below (ending on the last day of such fiscal quarter) to be less than the consolidated EBITDA set forth below as corresponds to the applicable fiscal period:


                                            Four Quarters Ended                         EBITDA
                                            -------------------                         ------
                                            4/30/02                                     $52,500,000
                                            7/31/02                                     $55,000,000
                                            10/31/02                                    $57,500,000
                                            1/31/03                                     $60,000,000
                                            4/30/03                                     $62,500,000
                                            7/31/03                                     $65,500,000
                                            10/31/03                                    $67,500,000
                                            1/31/04 and thereafter until                $70,000,000
                                            the end of the Term"



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         3. Conditions of Effectiveness. This Amendment No. 2 shall become effective upon (a) Lender's receipt of one (1) copy of this Amendment No. 2 executed by Borrower and (b) Lender's execution of this Amendment No. 2.

         4. Representations and Warranties. Borrower hereby represents and warrants as follows:

                  (a) This Amendment No. 2 and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment No. 2, Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Amendment No. 2 Effective Date.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 2.

                  (d) Borrower has no defense, counterclaim or offset with respect to the Credit Agreement.

         5. Effect on the Credit Agreement.

                  (a) Upon the effectiveness of Section 2 hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. Governing Law. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. Headings. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.




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         8. Counterparts; Facsimile. This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.





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         IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first written above.

                                                 TRANSTEXAS GAS CORPORATION

                                                 By:
                                                     ---------------------------
                                                     Ed Donahue, Vice President



                                                 GMAC COMMERCIAL CREDIT LLC

                                                 By:
                                                     ---------------------------
                                                 Name:
                                                 Title:



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